                                                                    EXHIBIT 99.2


PAYMENT OF THIS NOTE IS SUBORDINATED SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED OF EVEN DATE HEREWITH (AS THE SAME MAY BE AMENDED FROM TIME TO TIME, THE "SUBORDINATION AGREEMENT") BY AND AMONG THE PAYEE, MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., AS AGENT ("SENIOR LENDER"), AND THE MAKERS.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                AMENDED AND SUBSTITUTED SENIOR SUBORDINATED NOTE

                              DUE DECEMBER 31, 2007

Makers:                       Atlantic Premium Brands, Ltd.;
                              Prefco Corp.;
                              Carlton Foods Corp.;
                              Richards Cajun Foods Corp.; and
                              Potter Sausage Co.

Payee:                        BOCP ABR Mezz, LLC, formerly known as
                              Sterling BOCP, LLC

Principal Amount:             $709,048.89

Stated Interest Rate:         18% per annum

Default Interest Rate         20% per annum

Date of Note:                 November 20, 2002

Made At:                      Chicago, Illinois

Maturity Date:                December 31, 2007

Payment Dates:                Interest:    Each March 31, June 30,
                                           September 30 and December
                                           31 of each calendar year

                              Principal:   Maturity Date

      This Amended and Substituted Senior Subordinated Note (this "Note") amends and restates, in its entirety, without constituting a novation thereof, that certain Senior Subordinated Note in the original principal amount of $650,000.00 made by Makers to Payee due March 31, 2005 ("Original Note").

      FOR VALUE RECEIVED, the Makers hereby promise to pay to the order of the Payee (or its successors and permitted assigns) the principal amount of SEVEN HUNDRED NINE THOUSAND FORTY-EIGHT AND 89/100THS DOLLARS ($709,048.89), together with Interest (as defined herein), upon the terms and subject to the conditions set forth in this Note.


      SECTION 1. DEFINITIONS AND MISCELLANEOUS PROVISIONS.

      (a) The terms "Makers", "Payee", "Principal Amount", "Stated Interest Rate", "Default Interest Rate", "Date of Note", "Made At", "Maturity Date", "Payment Dates", "Senior Lender" and "Subordination Agreement" have the definitions set forth above.

      (b) "Accelerated" (and correlative terms such as "Acceleration", "Accelerating" and "Accelerated") means with respect to this Note that the entire unpaid Principal Amount, together with all accrued but unpaid Interest, becomes immediately due and payable prior to the Maturity Date, without, except as expressly provided for in this Note, notice of intent to accelerate, notice of acceleration of maturity, presentment, demand, protest, notice of protest or other notice of default or dishonor of any type whatsoever.

      (c) "Applicable Law" means, with respect to any Person, any and all federal, national, state, regional, local, municipal or foreign laws, statutes, rules, regulations, guidelines, ordinances, licenses, permits, judicial or administrative decisions of any country, or any political subdivision, agency, commission, official or court thereof having jurisdiction over such Person or its business.

      (d) "Business Day" means any day other than a Saturday, Sunday or day upon which banking institutions are authorized or required by law or executive order to be closed in the City of Chicago, Illinois.

      (e) "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock (including each class of common stock and preferred stock) or partnership or membership interests of such Person.

      (f) "Indebtedness" means with respect to any Person, as of any date of determination, the sum (without duplication) at such date of (i) all liability for borrowed money or for the deferred purchase price of property or services,
(ii) all liabilities evidenced by a note, bond, debenture, or similar instrument, (iii) all obligations under any conditional sale, lease (intended primarily as a financing device) or other title retention or security agreement with respect to property acquired, (iv) all obligations in respect of letters of credit acceptances, swaps of interest and currency exchange rates or similar obligations issued or created for the account of the Person, (v) all direct or indirect guaranty obligations, (vi) all liabilities or obligations secured by any Lien on any property owned by the Person, whether or not the Person has assumed or otherwise become liable for the payment thereof; and (vii) any amendment, renewal, extension, revision, or refunding of such liability or obligation.

      (g) "Insolvency Law" means Title 11 of the United States Code (or any successor law) or any similar Applicable Law providing for bankruptcy, insolvency, conservatorship, receivership or other similar debtor's relief.

      (h) "Insolvency Order" means any order, judgment or decree entered in any Insolvency Proceeding granting any Insolvency Relief.

      (i) "Insolvency Proceeding" means a proceeding before a court of competent jurisdiction or other duly authorized authority under any Insolvency Law seeking Insolvency Relief.

      (j) "Insolvency Relief" means discharge of indebtedness, liquidation, reorganization, or arrangement, appointment of a receiver, trustee, conservator, custodian or liquidator or the granting of any stay or restraining order against creditors under any Insolvency Law or other similar debtor's relief under any Insolvency Law.

      (k) "Lien" means any mortgage, assessment, security interest, easement, claims, trusts, charge, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise, including judgment and mechanics' liens), or preference, priority or other security agreement or similar preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the uniform commercial code or comparable law of any jurisdiction in respect of any of the foregoing).

      (l) "Litigation" means any litigation based upon or arising out of this Note, or any related instrument or agreement, or any of the transactions contemplated by this Note.

      (m) "Pay Off Date" means the date upon which the Principal Amount and all accrued but unpaid Interest shall be paid or discharged in full.

      (n) "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other form of entity.

      (o) "Securities Exchange Act" means the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar federal statute.

      (p) "Senior Indebtedness" means the obligations of Makers to Senior Lender and the other lenders thereunder (the "Lenders") pursuant to that certain Credit Agreement of even date herewith ("the Senior Loan Agreement") and other Indebtedness incurred pursuant to the terms of any agreement (other than the Senior Loan Agreement) among any Maker, Senior Lender and the other Lenders, together with all obligations and Indebtedness of Makers to each other Person that provides a credit facility to Makers in order to refinance or replace the Senior Loan Agreement (each such other Person shall be deemed to be "Senior Lender" hereunder and each agreement evidencing such obligations and Indebtedness shall be deemed to be a "Senior Loan Agreement" hereunder).

      SECTION 2.  MATURITY AND PAY OFF.

      The unpaid Principal Amount of this Note, together with all accrued but unpaid Interest, shall be due and payable in full on the Maturity Date. Payment of the Principal Amount and all accrued but unpaid Interest may be Accelerated upon the occurrence of an Event of Default as provided for in this Note.

      Upon request of the Makers, the Payee will furnish a letter setting forth the amount of the payment of Principal Amount and Interest required to pay this
Note in full as of a specified Pay Off Date.

      SECTION 3. INTEREST.

      Interest shall accrue on the unpaid Principal Amount from the Date of Note through and including the Pay Off Date at the applicable interest rate ("Interest").

      At all times that the Default Interest Rate is not in effect, the applicable interest rate on this Note shall be a fixed rate per annum equal to the Stated Interest Rate. From the Date of Note to and including the Maturity Date, interest at the Stated Interest Rate shall accrue and be paid as follows:
(i) interest shall accrue at the rate of 10% per annum ("Current Interest") and all accrued Current Interest shall be paid quarterly in cash in arrears on each Payment Date specified above; plus (ii) interest shall accrue at the rate of 8% per annum ("Deferred Interest") and all accrued Deferred Interest shall be paid in full in cash on the Maturity Date.

      Upon the occurrence of an Event of Default, the Payee may elect, in the sole exercise of its discretion, to impose the Default Interest Rate by giving written notice of such election to Makers ("Default Rate Election"). In the event of a Default Rate Election, the interest rate on this Note shall be a fixed rate per annum equal to the Default Interest Rate. All accrued but unpaid Interest at the Default Interest Rate shall accrue and be paid as follows: (A) interest shall accrue at the rate of 10% per annum ("Current Default Interest") and all accrued Current Default Interest shall be paid quarterly in cash in arrears on each Payment Date specified above; plus (B) interest shall accrue at the rate of 10% per annum ("Deferred Default Interest") and all accrued Deferred Default Interest shall be paid in full in cash on the Maturity Date. In the case of a Default Rate Election based upon a Payment Default (as defined in Section
7), the Default Interest Rate shall be given retroactive effect back to the date of such Payment Default (or such later date specified in such notice); provided, however, that if such notice is given more than 30 days after such Payment Default, the Default Interest Rate shall take effect on the date of such notice. Otherwise, the Default Interest Rate becomes effective as of the date of such notice. In either case, the Default Interest Rate shall continue to be the interest rate on this Note until the date on which such Event of Default has been remedied or waived and no other Default or Event of Default is continuing unremedied or unwaived with respect to which a Default Rate Election has been given, provided that this Note has not been Accelerated.

      Notwithstanding any provision of this Note to the contrary: (i) in no event shall the interest rate on this Note be a rate per annum in excess of the maximum interest rate permissible under Applicable Law, and (ii) to the extent that Interest (or other amounts paid with respect to this Note that are deemed to be interest under Applicable Law) result in interest payments in excess of those permitted under Applicable Law, such excess payments shall be applied to the payment of the unpaid Principal Amount or, if the Principal Amount has been paid in full, shall be refunded to the Makers.

      Interest shall be calculated based upon: (i) the actual number of days elapsed over each calendar month, including any additional days elapsed because the scheduled Payment Date fell on a non-Business Day; (ii) calendar months consisting of 30 days each; (iii) calendar quarters consisting of three 30 day calendar months, (iv) monthly compounding of any Deferred Interest or Deferred Default Interest and (v) quarterly compounding of any Current Interest or Current Default Interest accrued but unpaid as of each Payment Date or within the grace period provided for in Section 5.

      Unless otherwise indicated in writing by the Makers to the Payee, the "accrual periods" for this Note, as that term is defined in Section 1272(a)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder, shall be the quarterly periods (or portions thereof) ending on the Interest Payment Dates set forth in this Note.

      This Note has been issued with original issue discount ("OID"). The holder of this Note can obtain information regarding the issue price of this note, the amount of OID, and the yield to maturity of this Note by contacting Thomas M. Dalton at the address for the Makers set forth on the signature page hereto, or at such other address provided for notices pursuant to Section 19. This information is being furnished pursuant to Treasury Regulation Section 1.1275-3(b).

      SECTION 4. PREPAYMENTS.

      The Makers may prepay the Principal Amount in whole at any time or in part from time to time. All prepayments of Principal Amount shall be accompanied by the payment of (i) all Current Interest accrued but unpaid through the date of prepayment with respect to the Principal Amount prepaid and (ii) with respect to any prepayment of the entire outstanding Principal Amount only, all Deferred Interest and Deferred Default Interest accrued but unpaid through the date of prepayment.

      SECTION 5. LATE PAYMENTS.

      A payment of Principal Amount or Interest shall be deemed to be in default if such payment is not made in the manner provided for in this Note prior to 2:00 p.m., Chicago, Illinois, time on the fifth day after such payment is due.

      SECTION 6. PAYMENTS.

      Unless otherwise agreed by the Payee, all payments of Principal Amount and Interest due and payable shall be made by wire transfer of immediately available funds to the account of the Payee at or before 2:00 p.m., Chicago, Illinois, time on each Payment Date. Any wire transfer received by the Payee after 2:00 p.m., Chicago, Illinois, time shall be deemed to have been received by the Payee prior to such time on the next Business Day.

      Unless otherwise specified in writing by the Payee to the Makers, all such payments shall be wired as follows:

      Bank One
      Chicago, IL
      ABA #071000013
      Acct #1110021477730
      Sterling Advisors, LP

      In the event that any scheduled Payment Date falls on a non-Business Day, such Payment Date shall be deemed to be the next Business Day following such scheduled Payment Date, and such additional days shall be deemed to have elapsed for purposes of computing accrued Interest payable on such Payment Date.

      SECTION 7. EVENTS OF DEFAULT.

      Each of the following events shall be an "Event of Default" for the purposes of this Note. An Event of Default shall be deemed to continue until waived by notice by the Payee to the Makers or remedied by action of the Makers.

      (a) Payment Default. The Makers default in the payment when due of Principal Amount or Interest, and such default is not remedied in the manner and within the grace period provided for in Section 5 of this Note ("Payment Default"). A Payment Default shall be deemed to have occurred notwithstanding the fact that the default in payment resulted from compliance with or enforcement of the Subordination Agreement subject to the terms thereof.

      (b) Acceleration Default. The holder of the Senior Indebtedness accelerates the payment of such Indebtedness for any reason.

      (c) Subordination Default. Any document with respect to the Senior Indebtedness is amended or modified in violation of the Subordination Agreement, or any amounts previously paid with respect to this Note must be repaid or held in trust by the Payee due to compliance with or enforcement of the Subordination Agreement.

      (d) Insolvency Default. Any Maker: (i) discontinues the conduct of its business; (ii) applies for or consents to the imposition of any Insolvency Relief; (iii) voluntarily commences or consents to the commencement of an Insolvency Proceeding; (iv) files an answer admitting the material allegations of any involuntary commencement of an Insolvency Proceeding; (v) makes a general assignment for the benefit of its creditors; (vi) is unable or admits in writing its inability to pay its debts as they become due; or (vii) any Insolvency Order is entered against such Maker and such Insolvency Order is not dismissed within 60 days of its entry ("Insolvency Default").

      (e) Fraudulent Conveyance Default. Any Maker: (i) conceals, removes or permits to be concealed or removed all or any part of its property with the intent to hinder, delay or defraud any of its creditors; or (ii) makes or permits any conveyance of its material properties that would be deemed fraudulent to creditors under any Insolvency Law or other Applicable Law.


      (f) Dissolution. Any order, judgment or decree is entered against any Maker decreeing the dissolution or split up of any Maker and such order remains undischarged or unstayed for a period in excess of 60 days.


      (g) Injunction. Any Maker is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business for more than 60 days and such limitation has a material adverse effect on the financial condition or results of operations of the Makers on a consolidated basis.

      (h) Invalidity of this Note. This Note for any reason, other than in accordance with the terms hereof, ceases to be in full force and effect or is declared to be null and void, or any Maker denies that it has any further liability under this Note or gives notice to such effect.

      SECTION 8. REMEDIES AND ACCELERATION.

      (a) Remedies. Upon the occurrence of an Event of Default, the Payee shall have (i) all rights and remedies granted to it under this Note and (ii) all rights of a creditor under Applicable Law (including the uniform commercial code). All such rights and remedies and the exercise thereof shall be cumulative. No exercise of any such rights and remedies shall be deemed to be exclusive or constitute an election of remedies.

      (b) Acceleration of Payment. Upon the occurrence of an Insolvency Default, payment of this Note shall be Accelerated automatically and without notice. Upon the occurrence and during the continuation of any other Event of Default, the Payee may, in the sole exercise of its discretion, elect to cause payment of this Note to be Accelerated by giving notice of such election to the Makers. Once payment of this Note has been Accelerated, such Acceleration may be revoked only by the Payee, in the sole exercise of its discretion, by giving notice of revocation to the Makers.

      (c) Waiver of Default. No Default or Event of Default may be waived or shall be deemed to have been waived except by an express notice by the Payee to the Makers, and any such waiver shall be applicable only to the specific Defaults or Events of Default expressly identified in such notice and shall not be deemed to apply to any other or subsequent Default or Event of Default. The Payee may grant or withhold any such waiver in the sole exercise of its discretion, and may condition such waiver upon the payment by the Maker of a premium or the acceptance of other terms and conditions under this Note. No course of dealing by the Payee, or the failure, forbearance or delay by the Payee in exercising any of its rights or remedies under this Note shall operate as a waiver of any Default or Event of Default or of any right of the Payee under this Note.

      SECTION 9. WAIVERS BY MAKER.

      To the full extent permitted by Applicable Law, Makers waive with respect to this Note: presentment; protest and demand; notice of protest, demand and dishonor; and diligence in collection. Makers agree that the Payee may release any guarantor or surety with respect to this Note or any other Maker from its obligation with respect to this Note all without notice to Makers and without affecting in any way the obligation of Makers under this Note.

      SECTION 10. SECURITY FOR PAYMENT.

      Payment of this Note is secured under the terms and subject to the conditions of that certain Amended and Restated Security Agreement dated as of the Date of Note among the Makers and Payee ("Amended Security Agreement"). Nothing in this Note shall be deemed to preclude the Payee from obtaining other or additional security for the payment of this Note, to require the Payee to elect remedies or proceed against any collateral or guarantee before Accelerating payment of this Note or to take any legal or other action to collect payment of this Note.

      SECTION 11. ASSIGNMENT.

      (a) The Makers shall not, and shall not attempt or purport, to assign or transfer to any Person or permit any other Person to assume or undertake any of its rights, duties or obligations under this Note without the prior written consent of the Payee, which consent may be granted in its sole discretion.

      (b) The Payee may, with the consent of the Makers, which consent shall not be unreasonably withheld, assign or sell a participation in (all with or without recourse) all of its rights, duties and obligations under this Note to any Person.

Notwithstanding the foregoing, the Payee may not sell, transfer or assign this Note (i) to more than three Persons unless the Payee agrees to act as, and is appointed by these Persons as, their agent pursuant to documentation reasonably satisfactory to Makers for purposes of giving and receiving notices, granting consents and waivers and all other correspondence, covenants and matters between the Makers and these Persons as holders of this Note; or (ii) to any person who is engaged in, or who beneficially owns (as defined in Section 13d-3 of the Securities Exchange Act) or has the right to acquire in the future 10% or more of the outstanding shares of any class or series of Capital Stock of any Person (other than any Maker) that is engaged in the food and beverage manufacturing, processing or distribution business.

      SECTION 12. SUBORDINATION AGREEMENT.

      Payee has agreed, in connection with the issuance of this Note, to be bound by the Subordination Agreement pursuant to which certain of the Payee's rights under this Note are subordinated to the rights of Senior Lender. Nothing in this Note or the Subordination Agreement shall grant to any Maker any rights as a beneficiary under the Subordination Agreement nor any right to enforce against the Payee any provision of the Subordination Agreement.

      SECTION 13. COLLECTION AND ASSESSMENT FOR COSTS.

      The Makers shall reimburse the Payee for all reasonable costs and expenses (including legal fees and disbursements) incurred by the Payee in connection with the collection or attempted collection of the payment of this Note through legal proceedings or otherwise after the occurrence of an Event of Default.

      SECTION 14. AMENDMENT.

      This Note may not be amended, restated, supplemented or otherwise modified except by an express written agreement executed and delivered by the Makers and the Payee. Compliance with the covenants and other provisions of this Note may not be waived except by an express written waiver signed and delivered by the Party against whom enforcement is sought.

      SECTION 15. GOVERNING LAW.

      This Note and the rights and obligations of the Payee and Makers under this Note shall be governed by and construed under the laws of the State of Illinois, without regard to conflicts of laws principles.

      SECTION 16. WAIVER OF JURY TRIAL.

      The Payee and the Maker, after consulting or having had the opportunity to consult with legal counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any Litigation. Neither the Payee nor the Makers shall seek to consolidate, by counterclaim or otherwise, any Litigation in which a jury trial has been waived with any other Litigation in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Payee or the Makers except by written instrument executed by the Party against whom enforcement is sought.

      SECTION 17. NO NOVATION. This Note, among other things, is given in substitution for, and not in repayment of, the Original Note and shall not constitute a novation of the Indebtedness evidenced by the Original Note or any of the obligations related thereto. Payee hereby represents and warrants to the Makers that, except for the Indebtedness and other obligations of the Makers under this Note, no other Indebtedness, interest, fees, costs, assessments, liabilities, obligations or other amounts are owing to Payee by any Maker as of the date hereof.

      SECTION 18. GOVERNING INSTRUMENTS. Each Maker and Payee acknowledge that as of the date hereof, and giving effect to the termination of the agreements set forth in Section 1 of that certain Acknowledgement and Termination Agreement dated as of the date hereof among the Makers, Banc One Capital Partners, LLC and Payee, the only agreements and instruments relating to the senior subordinated debt owed by Makers to Payee are (1) this Note, and (2) the Amended Security Agreement and any uniform commercial code financing statements that may be filed on the date hereof relating to the security interest provided for therein.

      SECTION 19. NOTICES.

      Except as otherwise hereinabove provided, any notice that the Payee or the Makers may desire or be required to give to the other shall be in writing and shall be mailed or delivered to the intended recipient thereof at its address set forth under its signature hereto or at such other address as such intended recipient may, from time to time, by notice in writing, designate to the sender pursuant hereto. All notices sent pursuant to the terms of this Note or otherwise may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 3:00 p.m. Chicago time; (c) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

      SECTION 20. CONSENT TO JURISDICTION, VENUE AND SERVICE OF PROCESS.

      The Payee and the Makers, each after having consulted or having had the opportunity to consult with legal counsel, hereby knowingly, voluntarily and intentionally, and irrevocably: (i) consent to the jurisdiction of the courts of Cook County, Illinois and the federal court sitting in the city of Chicago, Illinois with respect to any Litigation; (ii) waive any objections to the venue of any Litigation in either such court; (iii) agree not to commence any Litigation except in one of such courts and agree not to contest the removal of any Litigation commenced in any other court to one of such courts; (iv) agree not to seek to remove, by consolidation or otherwise, any Litigation commenced in any of such courts to any other court; and (v) waives personal service of process in connection with any Litigation and consents to service of process by registered or certified mail, postage prepaid and properly addressed as provided herein. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Payee or the Makers except by written instrument executed by all of them.

      SECTION 21. CONSTRUCTION; INTERPRETATION.

      The Payee and the Makers acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the terms of this Note with its legal counsel, and that this Note shall be construed as if jointly drafted by the Payee and the Makers. The headings of sections and paragraphs in this Note are for convenience of reference only and shall not be construed to limit or define the content, scope, or intent of the provisions hereof. As used in this Note, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires. If any provision of this Note, or any paragraph, sentence, clause, phrase, or word, or the application thereof, in any circumstances, is adjudicated to be invalid, the validity of the remainder of this Note shall be construed as if such invalid part were never included herein. Time is of the essence of this Note.

      SECTION 22. SUCCESSORS AND ASSIGNS.

      The provisions of this Note shall be binding upon and inure to the benefit of the Makers and the Payee, and (to the extent permitted by the terms hereof) their respective successors and assigns.

      SECTION 23. SUBSEQUENT OBLIGORS.

      This Note and all provisions hereof shall be binding on all Persons claiming under or through the Makers. The term "Maker" or "Makers", as used herein, shall include the respective successors, assigns, legal and personal representatives, executors, administrators, devisees, legatees, and heirs of the Makers; provided, however, that the Makers shall not assign, pledge or otherwise transfer all or any of this Note or its obligations hereunder to any other Person without the prior written consent of the Payee.

      SECTION 24. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

      No failure or delay on the part of the Payee to exercise, nor any partial exercise of, any power, right or privilege hereunder, shall impair such power, right, or privilege or be construed to be a waiver of any Event of Default. All rights and remedies existing hereunder are cumulative to and not exclusive of any rights or remedies otherwise available.

      SECTION 25. ENTIRE AGREEMENT.

      Except as otherwise provided herein, this Note embodies the entire agreement among the parties hereto and supersedes all prior commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, this Note has been duly executed and delivered by and on behalf of the Makers and the Payee, effective as of the Date of Note set forth above.

                                  MAKERS:

                                  ATLANTIC PREMIUM BRANDS, LTD.;
                                  PREFCO CORP.;
                                  CARLTON FOODS CORP.;
                                  RICHARDS CAJUN FOODS CORP.; AND
                                  POTTER SAUSAGE CO.

                                  By:    /s/ Thomas  M. Dalton
                                         --------------------------------------
                                  Name:  Thomas M. Dalton
                                  Title: Chief Financial Officer for each Maker

                                  Address for Notices:
                                  650 Dundee Road, Suite 370
                                  Northbrook, IL 60062

                                  PAYEE:

                                  BOCP ABR MEZZ, LLC, FORMERLY KNOWN AS
                                  STERLING BOCP, LLC

                                  By:  /s/ Merrick M. Elfman
                                       ----------------------------------------

                                       Name:  Merrick M. Elfman
                                       Title: Manager

                                  Address for Notices:
                                  650 Dundee Road, Suite 370
                                  Northbrook, IL 60062